TARGET INCOME FUND
                                  Annual Report

                                October 31, 1995

 December 9, 1995


Dear Shareholder:

The Target Income Fund has now completed its third year of operations. It continues to provide consistent performance and returns.

As has been the case since inception, the net asset value of your shares has remained constant at $10.00 per share. And as always, it is the on-going intent of the Fund to attempt to maintain this fixed share price at all times.

One of the potential benefits of the Target Income Fund is that it can participate in changing interest rates. Since our last semi-annual report in the spring of 1995, interest rates have flattened and in some cases declined. Short-term money-market rates now start at 5.25% as reported in the December 20, 1995, edition of the Wall Street Journal.

Through October 31, 1995 (the Fund's fiscal year end), the Target Income Fund has recorded a 12-month average annualized return of 7.66%. The Fund's portfolio now holds approximately 45 short-term loans and credit-lines, representing a diversified and balanced pool of assets. Assets of the Fund stand at $11 million in total.

We hope you have been satisfied with the performance of the Fund and will let us know if there is anything we can do to be of further assistance. Thank you for your continued confidence and support of the Target Income Fund.


                                              TARGET CAPITAL ADVISORS, INC.

                               TARGET INCOME FUND
                             Schedule of Investments
                                October 31, 1995
SENIOR COLLATERALIZED FLOATING RATE LOAN PARTICIPATIONS* - 93.20%
Principal                                                                                           Percent of
Amount                                                                                 Value*      Net Assets
------------------------------------------------------------------------------------------------------------------------------------

AGRICULTURAL
Agricultural Products - 0.16%
------------------------------------------------------------------------------------------------------------------------------------
17,824          Schaeffer's Nursery, Inc., due 12/25/95........................        $ 17,824      0.16%

MANUFACTURING
Commercial Printing - 4.67%
------------------------------------------------------------------------------------------------------------------------------------
504,513         Cal-Central Press, Inc., due 2/17/96...........................         504,513      4.67%
Computer Accessories - 1.43%
------------------------------------------------------------------------------------------------------------------------------------
154,015         Xtend Micro Products, Inc., due 1/18/96........................         154,015      1.43%
Computer Peripheral Equipment - 0.28%
------------------------------------------------------------------------------------------------------------------------------------
30,000          Xtend Invent., due 11/7/96.....................................          30,000      0.28%
Electrical Signal Testing Instruments - 0.74%
------------------------------------------------------------------------------------------------------------------------------------
80,000          Structured Systems & Software, Inc., due 3/20/96...............          80,000      0.74%
Electronic Components - 0.55%
------------------------------------------------------------------------------------------------------------------------------------
59,242          Spinneret, Inc., due 9/25/96...................................          59,242      0.55%
Electronic Computers - 1.35%
------------------------------------------------------------------------------------------------------------------------------------
14,286          Intellicom, Inc., due 12/24/95.................................          14,286      0.13%
131,682         Vision Computer Technologies, Inc., due 1/9/96.................         131,682      1.22%
------------------------------------------------------------------------------------------------------------------------------------
                Total electronic computers.....................................         145,968
Food Preparation - 13.78%
------------------------------------------------------------------------------------------------------------------------------------
931,000         Food Specialties Service Corp., due 12/30/95...................         931,000      8.63%
556,024         Western Commerce Corporation, due 4/20/96......................         556,024      5.15%
------------------------------------------------------------------------------------------------------------------------------------
                Total food preparation.........................................       1,487,024
Nitrogenous Fertilizers - 0.95%
------------------------------------------------------------------------------------------------------------------------------------
102,055         Actagro, Inc., due 12/10/95....................................         102,055      0.95%
Printed Circuit Boards - 2.17%
------------------------------------------------------------------------------------------------------------------------------------
233,883         Super Technologies, Inc., due 12/29/95.........................         233,883      2.17%
Stereo Speakers - 0.23%
------------------------------------------------------------------------------------------------------------------------------------
25,043          Triad Speakers, Inc., due 9/29/96..............................          25,043      0.23%
Surgical & Medical Instruments - 2.93%
------------------------------------------------------------------------------------------------------------------------------------
315,905         Advanced Materials, Inc., due 5/1/96...........................         315,905      2.93%

                       Schedule of Investments, Continued
Principal                                                                                                 Percent of
Amount                                                                                 Value*      Net Assets
------------------------------------------------------------------------------------------------------------------------------------

Wine - 0.47%
------------------------------------------------------------------------------------------------------------------------------------
51,282          Chateau Potelle, Inc., due 12/7/95.............................        $ 51,282      0.47%
Wood Products - 1.85%
------------------------------------------------------------------------------------------------------------------------------------
200,000         The Studio Resource, Inc., due 4/27/96.........................         200,000      1.85%

SERVICES
Auto Repairs - 0.20%
------------------------------------------------------------------------------------------------------------------------------------
21,923          Zeke's Metro Auto Body, Inc., due 1/3/96.......................          21,923      0.20%
Computer Repairs - 1.73%
------------------------------------------------------------------------------------------------------------------------------------
186,666         The Main Source Electronics, Inc., due 3/31/96.................         186,666      1.73%
Employment Agencies - 32.79%
------------------------------------------------------------------------------------------------------------------------------------
1,451,573       Corporate Personnel Network, Inc., due 12/1/96 ................       1,451,573     13.45%
66,822          FS Temporary Personnel, Inc., due 12/1/96......................          66,822      0.62%
2,020,807       Labor Ready of Southern California, Inc., due 4/30/96..........       2,020,807     18.72%
------------------------------------------------------------------------------------------------------------------------------------
                Total employment agencies......................................       3,539,202
Freight Transportation Arrangement - 4.80%
------------------------------------------------------------------------------------------------------------------------------------
517,605         Logistics Management, Inc., due 4/7/96  .......................         517,605      4.80%
Help Supply - 1.33%
------------------------------------------------------------------------------------------------------------------------------------
44,749          Agostini and Associates, Inc., due 12/24/95....................          44,749      0.41%
99,318          Variety Employment Services, Inc., due 11/27/95................          99,318      0.92%
------------------------------------------------------------------------------------------------------------------------------------
                Total help supply..............................................         144,067
Management Services - 0.75%
------------------------------------------------------------------------------------------------------------------------------------
81,138          Shared Telecommunication Systems, Inc., due 9/30/96............          81,138      0.75%
Motion Picture Production - 1.09%
------------------------------------------------------------------------------------------------------------------------------------
117,362         Red Car, Inc., due 3/31/96.....................................         117,362      1.09%
Reseller of Computer Graphic Designs - 0.93%
------------------------------------------------------------------------------------------------------------------------------------
100,000         Vast Tech, Inc., due 2/10/96...................................         100,000      0.93%
Security - 0.49%
------------------------------------------------------------------------------------------------------------------------------------
52,732          Thomas J. Forbrizzio, due 12/17/95.............................          52,732      0.49%
Surveying Services - 0.37%
------------------------------------------------------------------------------------------------------------------------------------
40,000          Mountain Pacific Surveys, Inc., due 1/3/96.....................          40,000      0.37%

                       Schedule of Investments, Continued
Principal                                                                                                 Percent of
Amount                                                                                 Value*      Net Assets
------------------------------------------------------------------------------------------------------------------------------------

Testing Laboratories - 0.01%
------------------------------------------------------------------------------------------------------------------------------------
1,490           Omni Environmental Services, Inc., due 11/15/95................         $ 1,490      0.01%

WHOLESALE TRADE
Fish & Seafoods - 0.33%
------------------------------------------------------------------------------------------------------------------------------------
35,896          Pacific Rim Cuisine, due 4/10/96...............................          35,896      0.33%
Ice & Ice Products - 0.33%
------------------------------------------------------------------------------------------------------------------------------------
35,462          Arizona Ice Man, Inc., due 12/9/95.............................          35,462      0.33%
Jewelry & Metals - 5.91%
------------------------------------------------------------------------------------------------------------------------------------
637,404         Jupiter Imports, Inc., due 1/17/96.............................         637,404      5.91%
Leather Cases - 0.16%
------------------------------------------------------------------------------------------------------------------------------------
17,047          Leatex, Inc., due 1/20/96......................................          17,047      0.16%
Meats & Meat Products - 10.42%
------------------------------------------------------------------------------------------------------------------------------------
1,125,000       Nikabar, Inc., due 7/17/96.....................................       1,125,000     10.42%
                Total investment in senior collateralized floating rate loan
                   participations (cost $10,059,748+) (Notes 1A and 3).........      10,059,748     93.20%
                Other assets less liabilities, net.............................         733,438      6.80%
                                                                                        -------      ----
                      Total net assets.........................................     $10,793,186    100.00%
                                                                                    ===========    ======

* Senior collateralized floating rate loan participations bear interest at rates that float periodically at a margin above the LIBOR Rate as specified in the participation agreement.

+ Cost for federal income tax purposes is $10,059,748.
See accompanying notes to financial statements.


                               TARGET INCOME FUND
                       Statement of Assets and Liabilities
                                October 31, 1995
ASSETS
Investments in Floating Rate Loans, at value (cost $10,059,748) (Note 1A and 3) ...........     $10,059,748
Cash ........................................................................................ ....1,065,843
Accrued interest receivable................................................................             463
Prepaid expenses...........................................................................           4,717
Due from advisor (Note 2)..................................................................           6,833
Deferred organizational costs (Note 1C)....................................................          26,258
                                    -                                                                ------
      Total assets ........................................................................      11,163,862
                                                                                                 ----------
LIABILITIES
Redemptions payable........................................................................         266,280
Accrued expenses ..........................................................................          33,351
Dividends payable to shareholders..........................................................          71,045
                                                                                                     ------
      Total liabilities....................................................................         370,676
                                                                                                    -------

NET ASSETS, consisting of:
Common stock, $.01 par value, 100,000,000 shares authorized................................          10,793
Capital paid in excess of par value........................................................      10,782,393
                                                                                                 ----------
      Total Net Assets.....................................................................     $10,793,186
                                                                                                ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
$10,793,186/1,079,319 shares of $.01 par value outstanding.................................          $10.00
=========== =========           ====                                                                 ======

COMPUTATION OF OFFERING PRICE PER SHARE
(Net asset value $10.00/.970)..............................................................          $10.31
                 ====== ====                                                                         ======

See accompanying notes to financial statements.

                               TARGET INCOME FUND
                             Statement of Operations
                       For the Year Ended October 31, 1995
INCOME
Interest income ...........................................................................     $ 1,089,235
                                                                                                -----------

EXPENSES
Investment advisory fees (Note 2) .........................................................          81,140
Administration fee (Note 2)................................................................          30,000
Fund accounting fees (Note 2)..............................................................          24,000
Custodian fees ............................................................................           2,427
Transfer agent fees........................................................................          26,434
Legal fees.................................................................................          59,437
Auditing fees..............................................................................          23,000
Printing costs.............................................................................           5,897
Filing and registration costs..............................................................           3,191
Directors fees ............................................................................          17,493
Amortization of deferred organization costs (Note 1C)......................................          12,596
Other .....................................................................................          14,509
                                                                                                     ------
      Total expenses.......................................................................         300,124
Less:
Reimbursement by Advisor (Note 2)..........................................................         (29,659)
                               -                                                                    -------
      Net expenses.........................................................................         270,465
                                                                                                    -------
NET INVESTMENT INCOME   ...................................................................    $    818,770
                                                                                               ============

See accompanying notes to financial statements.

                               TARGET INCOME FUND
                       Statement of Changes in Net Assets

                                                                              Year Ended       Year Ended
                                                                           October 31, 1995 October 31, 1994
OPERATIONS:
      Net investment income...............................................    $    818,770    $    691,047
Distributions to shareholders:
      Distributions from net investment income
      ($.76 and $.75 per share, respectively).............................        (818,770)       (691,047)
Capital share transactions:
      Increase in net assets derived from capital share transactions (a)           327,943       4,177,737
Net assets:
      Beginning of year ..................................................      10,465,243       6,287,506
                                                                                ----------       ---------
      End of year.........................................................     $10,793,186     $10,465,243
                                                                               ===========     ===========

(a) A summary of capital shares transactions is as follows:

                                                            Year Ended                    Year Ended
                                                          October 31, 1995             October 31, 1994
                                                      Shares         Value           Shares        Value
      Shares sold..............................        53,570       $ 535,699        497,367     $4,973,673
      Shares issued in connection with the
         reinvestment of distributions.........        70,678         706,778         56,176        561,759
                                                       ------         -------         ------        -------
                                                      124,248       1,242,477        553,543      5,535,432
      Shares redeemed .........................       (91,453)       (914,534)      (135,770)    (1,357,695)
                                                      -------        --------       --------     ----------
      Net increase ............................        32,795       $ 327,943        417,773     $4,177,737
                                                       ======       =========        =======     ==========




See accompanying notes to financial statements.

                               TARGET INCOME FUND
                             Statement of Cash Flows
                           Year Ended October 31, 1995
NCREASE (DECREASE) IN CASH

Cash flows from operating activities:
      Interest received....................................................................     $ 1,089,327
Operating expenses paid....................................................................        (242,746)
      Purchases of portfolio securities....................................................     (78,688,934)
      Proceeds from disposition of portfolio securities....................................      78,909,901
                                                                                                 ----------
            Net cash provided by operating activities......................................       1,067,548
                                                                                                  ---------

Cash flows from financing activities:
      Proceeds from shares sold............................................................         535,699
      Payments on shares redeemed..........................................................        (653,326)
      Distributions paid...................................................................        (125,004)
                                                                                                   --------
            Net cash used by financing activities..........................................        (242,631)
                                                                                                   --------

Net increase in cash.......................................................................         824,917
      Cash at beginning of year............................................................         240,926
                                                                                                    -------
      Cash at end of year..................................................................     $ 1,065,843
                                                                                                ===========

Reconciliation of net increase in net assets from operations to cash provided by operating activities:
      Net increase in net assets resulting from operations.................................       $ 818,770
                                                                                                  ---------

      Adjustments to reconcile the net increase in net assets from operations to net cash..
            provided by operating activities:
            Decrease in investment in securities...........................................         220,967
            Decrease in interest receivable................................................              92
            Decrease in receivable from advisor............................................           3,040
            Decrease in prepaid expenses...................................................           5,050
            Decrease in deferred organization expenses.....................................          12,596
            Increase in accrued expenses...................................................           7,033
                                                                                                      -----
            Total adjustments..............................................................         248,778
                                                                                                    -------
                    Net cash provided by operating activities..............................     $ 1,067,548
                                                                                                ===========


See accompanying notes to financial statements.

                               TARGET INCOME FUND
                              Financial Highlights

                                                           Year Ended       Year Ended     For the Period from
                                                           October 31,      October 31,    November 24, 1992*
                                                              1995             1994        to October 31, 1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................   $10.00            $10.00            $10.00
      Income from investment operations:
      Net investment income...............................     0.76              0.75              0.68
                                                               ----              ----              ----
            Total from investment operations..............     0.76              0.75              0.68
                                                               ----              ----              ----
      Less distributions:
      Distributions from net investment income............    (0.76)            (0.75)            (0.68)
                                                              -----             -----             -----
            Total distributions...........................    (0.76)            (0.75)            (0.68)
                                                              -----             -----             -----
Net asset value, end of period ...........................   $10.00            $10.00            $10.00
                                                             ======            ======            ======


Total return (a) .........................................     7.9%              7.7%              7.0%+


Ratios/supplemental data:
Net assets, end of period (000's).........................  $10,793           $10,465            $6,288
Ratio of expenses to average net assets...................     2.5%(1)           2.5%(1)           2.5%(1)+
Ratio of net investment income to average net assets......     7.6%(1)           7.5%(1)           7.7%(1)+



(a) Exclusive of deduction of a sales charge on investments.

(1) Prior to reimbursement and waiver of expenses, the annualized ratio of expenses to average net assets was 2.8%, 2.9% and 4.4%, respectively, and the annualized ratio of net investment income to average net assets was 7.3%, 6.9% and 3.1%, respectively.

*Commencement of operations.

+Annualized.





See accompanying notes to financial statements.

                               TARGET INCOME FUND
                          Notes to Financial Statements
                                October 31, 1995
1.  Significant Accounting Policies

         Target Income Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1991, and commenced operations on November 24, 1992. It is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles:

                  A.  Investment  Valuation - The Fund's  investments  in senior collateralized floating rate loan participations are valued at fair value by the Fund's Advisor, Target Capital Management, Inc. (the "Advisor"), under procedures established by the Directors. In valuing senior collateralized floating rate loan participations, the Advisor will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the senior collateralized floating rate loan maturity and base lending rate of the senior collateralized floating rate loan participations, the terms and the position of the senior collateralized floating rate loan participations in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the senior collateralized floating rate loan participations, (including price quotation, if any, that are considered reliable), and trading in the senior collateralized floating rate loan participations and interests in similar loans and the market environment and investor attitudes towards the senior collateralized floating rate loan participations and similar loans; (v) the reputation and financial condition of any lending agent or other intermediate participant; and (vi) general economic and market conditions affecting the fair value of the senior collateralized floating rate loan participations. Other portfolio securities may be valued on the basis of (i) prices furnished by a pricing service, (ii) at the last sales price on the exchange that is the primary market for such securities, or (iii) at the last quoted bid price for those securities, for which the over-the-counter market is the primary market or, in the case of listed securities, for which there were no sales during the day. Short-term obligations (which may include senior collateralized floating rate loan participations) maturing in sixty days or less are valued at fair value as determined in good faith by the Board of Directors.

                  B. Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income. Accordingly, no provision for federal income tax is required.

                  C. Deferred  Organization  Costs - Cost incurred in connection
         with  the   organization   of  the  Fund  are  being   amortized  on  a
         straight-line basis through November, 1997.

     D. Other - Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividends to shareholders from net investment income are declared daily and paid monthly.

                               TARGET INCOME FUND
                    Notes to Financial Statements, Continued
                                October 31, 1995
2.  Investment Advisory and Administration Fees

         The Fund has entered into an investment advisory agreement with Target Capital Management, Inc., effective November 1, 1995. The Advisor receives a monthly fee at an annual rate of 0.75% of the Fund's average net assets. The previous Investment Advisor had the same fee arrangement. Investment Company Administration Corporation (the "Administrator") receives a monthly fee at an annual rate of 0.25% of the Fund's average net assets, subject to an annual minimum fee of $30,000, for providing certain administrative services to the Fund. The Fund also pays the Administrator $24,000 per year for maintaining the Fund's accounting records. Certain employees of the Advisor and Administrator serve as officers of the Fund.

         The Advisors have agreed to limit the Fund's expenses to 2.50% of the Fund's average net assets and have waived advisory fees in the amount of $29,659 for the year ended October 31, 1995.

3.  Investments

         For the year ended  October 31,  1995,  the cost of  purchases  and the
proceeds  for   repayments   of  senior   collateralized   floating   rate  loan
participations aggregated $78,688,934 and $78,909,901, respectively.

         At October 31, 1995, the Fund held senior collateralized floating rate loan participation interests valued at $10,059,748 representing 93.20% of its net assets. These participation interests, while exempt from registration under the Federal Securities Act of 1933 (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. The fair value of these participations is determined daily as described in Note 1A. The cost of each senior collateralized loan participation was equal to the principal amount of the loan on the dates of acquisition.

         A substantial majority of the Fund's senior collateralized floating rate loan participations are with issuers located in the State of California. Such concentration may subject the Fund to economic changes occurring within California.

         The Fund may be the sole investor in a given senior collateralized floating rate loan participation, or it may act as co-lender with other firms, such as commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. Issuers of senior collateralized floating rate loan participations may use the services of financial institutions as Lending Agents. Such Lending Agents perform administrative functions such as computing outstanding loan balances, amounts of unfunded credit commitments, issuer's compliance with the terms of such credit facilities including collection of accounts receivable, and monitoring credit quality. For these services, the issuers typically pay Lending Agents an administrative and servicing fee. Before investing in a senior collateralized floating rate loan participation where an issuer makes use of a Lending Agent, the Advisor will evaluate the Lending Agent based on factors such as minimum asset size and capacity, experience in administering revolving credit facilities, and default rates on past loan experience. Also, the financial condition of co-lenders or lending agents or other intermediaries may affect the ability of the Fund to receive payments, inasmuch as they may be responsible for the administration and enforcement of the senior collateralized floating rate loan participation and its terms. Default of a co-lender or other intermediary could adversely affect the Fund's ability to receive payments.

                               TARGET INCOME FUND
                    Notes to Financial Statements, Continued
                                October 31, 1995
4. Commitments

         As of October 31, 1995 the Fund had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Actagro, Inc...............................................................................        $ 167,945
Advanced Materials, Inc....................................................................          334,095
Agostini & Associates, Inc.................................................................            7,251
Arizona Ice Man, Inc.......................................................................           64,538
Cal-Central Press, Inc.....................................................................          328,812
Chateau Potelle, Inc.......................................................................           12,718
Corporate Personnel Network, Inc...........................................................           48,427
Food Specialties Service Corp..............................................................          319,000
Thomas J. Forbrizzio.......................................................................           27,267
FS Temporary Personnel, Inc................................................................          433,178
Hemdale Home Video, Inc....................................................................        1,800,000
Intellicom, Inc............................................................................          135,714
Jupiter Imports, Inc.......................................................................          698,596
Labor Ready Of Southern California, Inc....................................................          679,193
Leatex, Inc................................................................................           99,619
Logistics Management, Inc..................................................................            7,395
The Main Source Electronics, Inc...........................................................           13,333
Nikabar, Inc...............................................................................          125,000
Omni Environmental Services, Inc...........................................................          248,510
Pacific Rim Cuisine........................................................................            4,104
Profco, Inc................................................................................        1,080,000
Red Car, Inc...............................................................................           82,638
Safety Signal Systems......................................................................          133,333
Schaeffer's Nursery, Inc...................................................................          232,176
Shared Telecommunication Systems, Inc......................................................          118,862
Spinneret, Inc.............................................................................           15,758
Super Technologies, Inc....................................................................        1,266,117
Triad Speakers, Inc........................................................................           24,957
Variety Employment Services, Inc...........................................................          680,682
Vast Tech, Inc.............................................................................          130,000
Vision Computer Technologies, Inc..........................................................          243,318
Western Commerce Corp......................................................................          343,976
Xtend Micro Products, Inc..................................................................           45,985
Zeke's Metro Auto Body, Inc................................................................          178,077
                                                                                                     -------

                                                                                                 $10,130,574

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Target Income Fund, Inc.

      We have audited the accompanying statement of assets and liabilities of Target Income Fund, Inc., as of October 31, 1995, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period November 24, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian, lending agents and borrowers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Target Income Fund, Inc. as of October 31, 1995 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 24, 1992 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles.

         As discussed in Note 1A and 3, the financial statements include senior collateralized loan participation interests valued at $10,059,748 (93.20% of net assets), whose fair value is determined under procedures approved by Target Income Fund, Inc.'s Board of Directors, in the absence of readily ascertainable market values. We have reviewed the procedures adopted by the Board of Directors in determining fair value and have inspected underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, because the market value of these securities can only be established by negotiation between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ significantly from the values that would have been used had a ready market for these securities existed.

                                                          TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
December 21, 1995

                 This report is intended for the shareholders of
                    the Target Income Fund and should not be
                   used as sales literature unless accompanied
                 or preceeded by the Fund's current prospectus.